Exhibit 10.21

(page 1 of 2)

EXCHANGE AGREEMENT

This Exchange Agreement (this “Agreement”), dated as of February 1, 2006 (the “Effective Date”), is entered into between TranSwitch Corporation (the “Company”) and JMG Triton Offshore Fund, Ltd. (the “Holder”).

RECITALS

Holder is the beneficial owner of record of an aggregate of $12,322,000 original principal amount of the Company’s 5.45% Convertible Plus Cash NotesSM due September 30, 2007 plus accrued but unpaid interest thereon (collectively, the “Notes”).

Holder, acting solely as principal, wishes to exchange the Notes for 750,000 shares of the Company’s common stock, $.001 par value per share (the “Exchange Shares”), plus cash of $11,087,720 and $235,042.15 in an amount equal to accrued and unpaid interest up to but not including the settlement date of the exchange (the “Cash Amount”), pursuant to Section 3(a)(9) of the Securities Act of 1933, as amended.

In consideration of the premises and the mutual covenants and undertakings set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

AGREEMENT

By the Effective Date, February 6, 2006, Holder will transfer and deliver (or cause to be delivered) the Notes to the Company together with appropriate transfer documents executed in blank to the Company, or transfer and deliver (or cause to be delivered) the Notes to an account of the trustee for the Notes for the benefit of the Company, as requested by the Company. On a date to be agreed upon between the Company and the Holder (but in no event later than the third business day after the Effective Date), the Company will issue and deliver (or cause to be delivered) to the Holder the Exchange Shares in the name of the Holder, or in the name of a custodian or nominee of the Holder, as requested by the Holder prior to the date hereof in writing, plus the Cash Amount, in exchange for the Notes plus all claims arising out of or relating to the Notes, including but not limited to any accrued but unpaid interest thereon.

Holder represents and warrants to Company that (a) Holder conveys to Company hereunder good title to the Notes, free and clear of liens, claims and encumbrances, and (b) Holder is not at present, and has not been during the preceding three months, an “affiliate” of the Company as that term is defined in paragraph (a)(1) of Rule 144 pursuant to the Securities Act of 1933, as amended.

This Agreement shall be governed by the laws of the State of New York without giving effect to the conflict of law rules contained therein.

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the Effective Date.

TRANSWITCH CORPORATION		/s/ JMG Triton Offshore Fund, Ltd. Holder (please print)

By:	/s/ Peter J. Tallian	By:	/s/ J T
Senior Vice President, CFO
Transwitch Corp.

Exhibit 10.21

(page 2 of 2)

EXCHANGE AGREEMENT

This Exchange Agreement (this “Agreement”), dated as of February 1, 2006 (the “Effective Date”), is entered into between TranSwitch Corporation (the “Company”) and JMG Capital Partners, LP (the “Holder”).

RECITALS

Holder is the beneficial owner of record of an aggregate of $12,321,000 original principal amount of the Company’s 5.45% Convertible Plus Cash NotesSM due September 30, 2007 plus accrued but unpaid interest thereon (collectively, the “Notes”).

Holder, acting solely as principal, wishes to exchange the Notes for 750,000 shares of the Company’s common stock, $.001 par value per share (the “Exchange Shares”), plus cash of $11,086,710 and $235,023.00 in an amount equal to accrued and unpaid interest up to but not including the settlement date of the exchange (the “Cash Amount”), pursuant to Section 3(a)(9) of the Securities Act of 1933, as amended.

In consideration of the premises and the mutual covenants and undertakings set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

AGREEMENT

By the Effective Date, February 6, 2006, Holder will transfer and deliver (or cause to be delivered) the Notes to the Company together with appropriate transfer documents executed in blank to the Company, or transfer and deliver (or cause to be delivered) the Notes to an account of the trustee for the Notes for the benefit of the Company, as requested by the Company. On a date to be agreed upon between the Company and the Holder (but in no event later than the third business day after the Effective Date), the Company will issue and deliver (or cause to be delivered) to the Holder the Exchange Shares in the name of the Holder, or in the name of a custodian or nominee of the Holder, as requested by the Holder prior to the date hereof in writing, plus the Cash Amount, in exchange for the Notes plus all claims arising out of or relating to the Notes, including but not limited to any accrued but unpaid interest thereon.

Holder represents and warrants to Company that (a) Holder conveys to Company hereunder good title to the Notes, free and clear of liens, claims and encumbrances, and (b) Holder is not at present, and has not been during the preceding three months, an “affiliate” of the Company as that term is defined in paragraph (a)(1) of Rule 144 pursuant to the Securities Act of 1933, as amended.

This Agreement shall be governed by the laws of the State of New York without giving effect to the conflict of law rules contained therein.

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the Effective Date.

TRANSWITCH CORPORATION		/s/ JMG Capital Partners, LP.

Holder (please print)

By:	/s/ Peter J. Tallian	By: /s/ J T
Senior Vice President, CFO
Transwitch Corp.